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                     Prudential Government Securities Trust
                        (Short-Intermediate Term Series)

                       Supplement Dated September 1, 1998
                      to Prospectus Dated February 2, 1998

How the Fund is Managed--Manager

    The current portfolio managers of the Series are Barbara Kenworthy and Robert Felice. Ms. Kenworthy is a Managing Director and Senior Portfolio Manager and Mr. Felice is a Vice President and Portfolio Manager of Prudential Investments. Mr. Felice is responsible for the day-to-day management of the Series' portfolio under the supervision of Ms. Kenworthy who remains responsible for overall portfolio strategy for the Series. Ms. Kenworthy has managed the Series' portfolio since May 1995. Ms. Kenworthy was previously employed by the Dreyfus Corporation (June 1985-June 1994) and served as president and portfolio manager for several Dreyfus fixed-income funds. Ms. Kenworthy has 30 years of investment management experience in both U.S. and foreign securities and investment grade and high yield quality bonds. Ms. Kenworthy also serves as the portfolio manager of other investment companies managed by Prudential Investments. Mr. Felice joined Prudential Investments Individually Managed Accounts (formerly known as Gibralter Advisors) in 1997. Prior thereto, he spent 10 years as lead portfolio manager of over $7 billion in money market mutual funds, including the Command Money Fund and Prudential Special Money Market Fund. He actively manages the Series' portfolio according to the investment adviser's interest rate outlook. Consistent with the Series' investment objective and policies, he will, at times, invest in different sectors of the U.S. government and other fixed-income markets seeking price discrepancies and more favorable interest rates. The investment adviser conducts extensive analysis of U.S. and overseas markets in an attempt to identify trends in interest rates, supply and demand and economic growth. The portfolio manager then selects the sectors, maturities and individual bonds he believes provide the best value under these conditions.

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